UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22439

Grand Prix Investors Trust

 (Exact Name of Registrant as Specified in Charter)

42125 Shadow Hills Drive

Lancaster, CA 93536

 (Address of Principal Executive Offices)  (Zip Code)

John C. Foti

42125 Shadow Hills Drive

Lancaster, CA 93536

 (Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:  859-331-0500

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GRAND PRIX INVESTORS FUND

JULY 31, 2011

Dear Shareholders                                                                             September 26, 2011

Thank you for your investment and continued support of Grand Prix Investors Fund.

The philosophy of the Fund is to invest in the US and Global companies that sponsor, supply and support Formula One World Championship Auto Racing.  Formula One is the pinnacle of auto racing.  It is a high tech, high finance , global stage for the companies that sponsor the teams of Formula One (companies like Siemens, Exxon Mobil, AT&T, and IBM *) All of these companies share one goal in their involvement in Formula One, which is to increase global awareness of their brand. There are more than 1 billion dedicated fans of the sport worldwide that receive their message.

The Advisor’s logic is that any company that has the earnings and balance sheet that allows them the financial “wear with all” to participate in this global arena must be a good company for investment. That philosophy has held to be true.

The Fund outperformed its benchmark indices on a calendar year to date basis 3 of the 4 quarters in its first fiscal year. However the fund underperformed its benchmarks through the fiscal year end of July 31, 2011. We believe the underperformance was due to a conservative strategy that had us in too much cash in a rising market as the fiscal year end closed, and the underperformance of our European stock holdings. The underperformance of the MSCI EAFE index when compared to the US S&P 500 index is more clear proof of the European weakness.

At a time when there are many challenges to the global economy, it is encouraging and exciting to see that the world of Formula One demonstrate tremendous growth. With 20% more teams participating in 2011, multi- million dollar facilities being built around the world (including the US in Austin, TX.) and more events on the calendar than at any time in their 60 year history. We are proud of the fact that investments in these companies allowed the Fund to outperform its benchmark indices 3 out of 4 quarters.

The Advisor feels the Fund can achieve its goal through a determined investment plan that calls for active management. The Fund maintains a substantial position in cash when appropriate, we take gains when we achieve our predetermined result and our cash holdings allow us to buy when good companies are down with the overall market, creating value in the portfolio. We have used options throughout this period to both protect in a down market and propel gains when opportunity exists. These combined strategies have allowed us to achieve our desired result.

At Grand Prix Investors Fund, we realize these are challenging times in the economy. We believe that a continued balanced approach to buying stocks and bonds in the companies of Formula One and continuing to maintain cash balances so we can capitalize on companies that we believe represent great value will lead to the Fund’s continued success.

Thank you for your investment. We look forward to working hard through year end to continue to deliver results.

Best Regards

John C. Foti , President

*Companies do not necessarily represent those currently in the Fund’s portfolio.

GRAND PRIX INVESTORS FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2011 (UNAUDITED)

FOR PERIOD OCTOBER 21, 2010* THROUGH JULY 31, 2011

	Since Inception **	Ending Value
Grand Prix Investor Fund	2.10%	$ 10,210
S&P 500 Index	11.30%	$ 11,130
iShares MSCI EAFE Index (EFA)	3.27%	$ 10,327
** Not Annualized

* Date of commencement of investment operations.

This chart assumes an initial investment of $10,000 made on the closing of October 21, 2010 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

iShares MSCI EAFE Index Fund (EFA) is a non-diversified fund. The EFA’s investment objective is to seek investment results that correspond to the price and yield performance of its underlying index, MSCI EAFE Index (the Index). The Index has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Index includes stocks from Europe, Australasia and the Far East. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 1.00% redemption fee on shares redeemed with six months or less of purchase.

GRAND PRIX INVESTORS FUND

PORTFOLIO SECTOR ILLUSTRATION

JULY 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Grand Prix Investors Fund
	Schedule of Investments
	July 31, 2011

Shares		Value

COMMON STOCKS - 44.93%

Beverages - 2.63%
300	Diageo Plc.	$ 24,372

Cable & Other Pay Television Services - 1.57%
300	Viacom, Inc. Class B	14,526

Chemicals-Major Diversified - 2.77%
500	DuPont E I de Nemours & Co.	25,710

Cigarettes - 2.25%
210	Philip Morris International, Inc.	14,946
225	Altria Group, Inc.	5,918
		20,864
Commercial Banks, NEC - 0.06%
50	Banco Santander S.A. ADR	511

Computer Communications Equipment - 0.25%
100	Juniper Networks, Inc. *	2,339

Computer Storage Devices - 1.97%
700	EMC Corp. *	18,256

Construction Machinery & Equipment - 1.07%
100	Caterpillar, Inc.	9,879

Crude Petroleum & Natural Gas - 1.11%
190	Total S.A. ADR	10,273

Electronic & Other Electrical Equipment - 1.10%
80	Siemens Ag ADR	10,183

Electronic Computers - 2.63%
50	Apple, Inc. *	19,524
300	Dell, Inc. *	4,872
		24,396
Engines & Turbines - 0.68%
60	Cummins, Inc.	6,293

Farm Machinery & Equipment - 1.19%
140	Deere & Co.	10,991

Finance Services - 2.56%
475	American Express Co.	23,769

Hotels & Motels - 1.78%
300	Starwood Hotels & Resorts Worldwide, Inc.	16,488

Laboratory Analytical Instruments - 1.03%
390	PerkinElmer, Inc.	9,539

Metal Mining - 0.57%
100	Freeport-McMoran Copper & Gold, Inc.	5,296

Motor Vehicles - 2.29%
1,000	Nissan Motor Co. Ltd. ADR	21,240

Motor Vehicles Parts & Accessories - 0.95%
220	Tenneco, Inc. *	8,787

National Commercial Banks - 0.18%
100	UBS AG *	1,648

Newspapers - 1.56%
900	News Corp. Class A	14,418

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.23%
135	PPG Industries, Inc.	11,367

Petroleum Refining - 3.01%
350	Exxon Mobil Corp.	27,926

Radio Telephone Communications - 0.24%
80	Vodafone Group Plc.	2,248

Retail Catalog & Mail Order Products - 0.12%
5	Amazon.com, Inc. *	1,113

Services-Prepackaged Software - 1.35%
200	SAP AG ADR	12,482

Services-Business Services - 3.19%
500	Accenture Plc. Class A	29,570

Telephone Communications (No Radio Telephone) - 5.59%
695	AT&T Inc.	20,336
485	Verizon Communications, Inc.	17,116
150	Virgin Media, Inc.	3,969
475	Telefonica S.A. ADR	10,602
		52,023

TOTAL FOR COMMON STOCKS (Cost $422,488) - 44.93%		416,507

EXCHANGE TRADED FUNDS - 6.23%
345	SPDR Gold Trust *	54,610
80	Ishares Silver Trust *	3,108
TOTAL EXCHANGE TRADED FUNDS (Cost $54,194) - 6.23%		57,718

LIMITED PARTNERSHIP - 2.42%
925	Blackstone Group L.P.	15,364
100	Kinder Morgan Energy Partners L.P.	7,049
TOTAL LIMITED PARTNERSHIP (Cost $21,988) - 2.42%		22,413

PUT OPTIONS - 0.17% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put

	SPDR S&P 500 ETF Trust
500	August 2011 Put @ 129	1,360

	News Corp.
500	August 2011 Put @ 15	170

	Total (Premiums Paid $1,225) - 0.17%	1,530

CALL OPTIONS - 0.41% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Call
	Accenture Plc.
500	November 2011 Call @ 60	1,475

	Caterpillar, Inc.
100	November 2011 Call @ 105	490

	Deere & Co.
400	September 2011 Call @ 82.5	892

	DuPont E I de Nemours & Co.
500	October 2011 Call @ 52.5	930

	Total (Premiums Paid $6,760) - 0.41%	3,787

SHORT TERM INVESTMENTS - 43.10%
399,527	Fidelity Institutional Money Market Portfolio 0.15% **	399,527
TOTAL SHORT TERM INVESTMENTS (Cost $399,527) - 43.10%		399,527

TOTAL INVESTMENTS (Cost $906,182) - 97.26%		901,482

OTHER ASSETS LESS LIABILITIES - 2.74%		25,524

NET ASSETS - 100.00%		$ 927,006

** Variable rate security; the money market rate shown represents the yield at July 31, 2011.

ADR - American Depository Receipt
* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of July 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 416,507	$ -	$ -	$ 416,507
Limited Partnership	22,413			$ 22,413
Exchange Traded Funds	57,718	-	-	57,718
Put Options	1,530	-	-	1,530
Call Options	3,787	-	-	3,787
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	399,527	-	-	399,527
	$ 901,482	$ -	$ -	$ 901,482

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Assets and Liabilities
July 31, 2011

Assets:
Investments, at Fair Value (Cost $906,182)	$ 901,482
Cash	500
Receivables:
Securities Sold	29,883
Dividends and Interest	836
Total Assets	932,701
Liabilities:
Securities Purchased	4,089
Due to Advisor (Note 3)	1,423
Distribution Fees (Note 4)	183
Total Liabilities	5,695
Net Assets	$ 927,006

Net Assets Consist of:
Paid In Capital	$ 931,127
Accumulated Realized Gain on Investments	579
Unrealized Depreciation in Value of Investments	(4,700)
Net Assets, for 90,838 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 927,006

Net Asset Value Per Share and Offering Price ($927,006/90,838)	$ 10.21

Minimum Redemption Price Per Share (Note 2) *	$ 10.11

*The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Operations
For the period October 21, 2010 (commencement of investment operations)
through July 31, 2011

Investment Income:
Dividends (net of foreign withholding of $514) *	$ 5,507
Interest	294
Total Investment Income	5,801

Expenses:
Advisory Fees (Note 3)	7,768
Distribution Fees (Note 4)	996
Total Expenses	8,764

Net Investment Loss	(2,963)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(2,180)
Realized Gain on Options	5,722
Net Change in Unrealized Depreciation on:
Investments	(2,032)
Options	(2,668)
Net Realized and Unrealized Loss on Investments	(1,158)

Net Decrease in Net Assets Resulting from Operations	$ (4,121)

* Dividend income is net of $589 of return of capital distribution received from portfolio company.
The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Changes in Net Assets

Period Ended *
7/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (2,963)
Net Realized Gain on Investments and Options	3,542
Unrealized Depreciation on Investments and Options	(4,700)
Net Decrease in Net Assets Resulting from Operations	(4,121)

Capital Share Transactions:
Proceeds from Sale of Shares	968,175
Shares Issued on Reinvestment of Dividends	-
Proceeds from Early Redemption Fees	-
Cost of Shares Redeemed	(37,048)
Net Increase in Net Assets from Shareholder Activity	931,127

Net Assets:
Net Increase in Net Assets	927,006
Beginning of Period	-
End of Period	$ 927,006

Share Transactions:
Shares Sold	94,424
Shares Issued on Reinvestment of Dividends	-
Shares Redeemed	(3,586)
Net Increase in Shares	90,838
Outstanding at Beginning of Period	-
Outstanding at End of Period	90,838

* The Fund commenced investment operations on October 21, 2010.
The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended
	7/31/2011 ▲

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.27
Total from Investment Operations	0.21

Distributions from:
Return of Capital	-
Net Realized Gain	-
Total from Distributions	-

Redemption Fees (Note 2) ***	-

Net Asset Value, at End of Period	$ 10.21

Total Return **	2.10%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 927
Ratio of Expenses to Average Net Assets	2.21%	†
Ratio of Net Investment Income to Average Net Assets	(0.75)%	†
Portfolio Turnover	220.42%

† Annualized
▲ The Fund commenced investment operations on October 21, 2010.
* Net Investment Income/Loss per share amounts were calculated using the average share method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2011

Note 1. Organization

The Grand Prix Investors Fund (the “Fund”) is the sole series of the Grand Prix Investors Trust (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission.  The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated June 18, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.  The Fund commenced operations on October 21, 2010.  The Fund seeks long-term total return.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations - The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Fund’s Board of Trustees. The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Trustees.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in shares of other investment companies (“Underlying Funds”).  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Equity securities: The Fund may invest in common stock, convertible preferred stock, rights, warrants, exchange traded funds (ETFs) and other investment companies.

ETF’s and Other Investment Companies - The Fund may invest in the securities of other investment companies (including ETFs) to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Fund’s investment objectives.

Options – The Fund may write (sell) covered call options and covered put options and purchase call and put options. The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. See Note 5 for additional disclosures on the Fund’s options transactions during the period October 21, 2010 (commencement of investment operations) through July 31, 2011.

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund intends to declare and pay dividends from net income annually or more frequently at the discretion of the Board of Trustees. Dividends from net capital gains will be paid annually.  The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period ended July 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other - The Fund records security transactions on the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 1% of the total redemption amount (calculated at market value) if shares are redeemed within six months of purchase. The redemption fee does not apply to shares purchased through reinvested distributions.  For the period ended July 31, 2011, the Fund did not receive any redemption fees.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement

The Fund has an investment advisory agreement with Autosport Fund Advisors, Inc. (the “Adviser”), under which the Adviser, subject to such policies as determined by the Trustees of the Fund will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.  The Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.95% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund including the compensation and expenses of any trustees, officers and employees of the Fund; clerical and shareholder service staff salaries; office space, legal, auditing and accounting, custodian and transfer agent. The Adviser will not pay for brokerage; taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the 1940 Act.  For the period ended July 31, 2011, the Adviser earned advisory fees of $7,768.  As of July 31, 2011, the Fund owed the Adviser $1,423 for advisory fees.

The Advisory Agreement was approved by the Board of Trustees of the Fund on September 20, 2010.  By its terms, the Advisory Agreement will continue in force for a period of two years from the its execution and from year to year thereafter, subject to annual approval by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Advisory Agreement may be terminated on not more than 60 days notice by the Adviser to the Fund.  The Fund pays, in addition to the advisory fee described above, all expenses not borne by the Adviser, including, without limitation, all brokerage fees and commissions, taxes, borrowing costs, extraordinary and other expenses involving litigation, and payments under Rule 12b-1 under the Investment Company Act of 1940, as amended.

The Fund also has an investment company services agreement with Mutual Shareholder Services, LLC (“MSS”), whereby MSS will provide accounting services, anti-money laundering, compliance services and transfer agent services to the Fund.

The Fund has an agreement with Huntington National Bank, under which the Bank will act as Fund custodian.  It holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties as directed by the Adviser.  Huntington National Bank has no supervisory function over management of the Fund.

Note 4. Distribution Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Fund pays the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan.  Under the terms of the Plan the amount payable annually by the Fund would be 0.25% of its average daily net assets.  For the period October 21, 2010 (commencement of investment operations) through July 31, 2011, the Fund incurred $996 in distribution fees.  As of July 31, 2011, the Fund owed $183 to the Advisor for distribution fees.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred.  Because the Plan is a compensation plan, payments under the Plan are not tied to expenses actually incurred by the Adviser and payments may exceed distribution expenses actually incurred by the Adviser.  The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

Note 5. Options

Transactions in written call options during the period October 21, 2010 (commencement of investment operations) through July 31, 2011 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 21, 2010	-	$ -
Options written	54	12,307
Options exercised	-	-
Options expired	(1)	(889)
Options terminated in closing purchase transaction	(53)	(11,418)
Options outstanding at July 31, 2011	-	$ -

Transactions in purchased options during the period October 21, 2010 (commencement of investment operations) through July 31, 2011 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at October 21, 2010	-	$ -
Options purchased	1,083	304,466
Options exercised	-	-
Options expired	(55)	(16,037)
Options terminated in closing sale transaction	(1,003)	(280,444)
Options outstanding at July 31, 2011	25	$ 7,985

The Fund adopted ASC 815, “Disclosures about Derivative Instruments and Hedging Activities” at commencement of investment operations on October 21, 2010.

Realized and unrealized gains and losses on derivatives contracts entered into during the period October 21, 2010 (commencement of investment operations) through July 31, 2011, by the Fund, are recorded in the following locations in the Statement of Operations:

                                                                   Realized

                     Unrealized

Location

Gain/(Loss)

      Location

    Gain/(Loss)

Call options           Realized

Change in Unrealized

Written &           Gain on Options

   $5,722

Appreciation/(Depreciation)      $(2,668)

Purchased

      on Options

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Note 6. Investment Transactions

For the period October 21, 2010 (commencement of investment operations) through July 31, 2011, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $1,224,783 and $723,934, respectively.  Purchases and sales of options aggregated $320,810 and $318,546, respectively.

Note 7. Tax Matters

As of July 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities, including options and short-term securities were as follows:

Undistributed ordinary income	$ 6,193

Accumulated realized gains	$ 0

Gross unrealized appreciation on investment securities	$ 8,986
Gross unrealized depreciation on investment securities	(19,300)
Net unrealized depreciation on investment securities	$ (10,314)

Tax Cost of investment securities *	$ 911,796

* The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

For the period October 21, 2010 (commencement of investment operations) through July 31, 2011, there were no distributions paid.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. New Accounting Pronouncement.

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of The Grand Prix Investors Fund,

a Series of the Grand Prix Investors Trust

We have audited the accompanying statement of assets and liabilities of The Grand Prix Investors Fund (the “Fund”), a Series of the Grand Prix Investors Trust (the “Trust”), including the schedule of investments, as of July 31, 2011 and the related statements of operations, changes in net assets and financial highlights for the period October 21, 2010 (commencement of investment operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of July 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Grand Prix Investors Fund, a Series of the Grand Prix Investors Trust as of July 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania September 28, 2011

Grand Prix Investors Fund
Expense Illustration
July 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Grand Prix Investors Fund, you incur ongoing costs which typically consist of management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2011 through July 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2011	July 31, 2011	February 1,2011 to July 31,2011

Actual	$1,000.00	$992.23	$10.92
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,013.84	$11.04

* Expenses are equal to the Fund's annualized expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS

JULY 31, 2011 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this Statement of Additional Information, the Fund is the only series in the “Fund Complex.”  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past Five Years

Laura A. Bradford, CPA 1058 W. Ave. M-14, Suite B Palmdale, CA 93551 Year of Birth: 1970	Trustee	Indefinite/ September 2010 to Present	Human Resources Partner, Burkey, Cox, Evans, Bradford & Alden (certified public accounting firm), 2000-present	1	None
Mark Prochowski, Esq. Law Office of Mark Prochowski 30011 Ivy Glenn Drive, Suite 203 Laguna Niguel, CA 92677 Year of Birth: 1962	Trustee	Indefinite/ September 2010 to Present	Attorney, Law Office of Mark Prochowski, 2006-present; Attorney Paul, Hastings, Janofsky & Walker, LLP (law firm), 1999-2006	1	None

1The “Fund Complex” consists of the Grand Prix Investors Fund.

The Trustees received no compensation in Trustee fees from the Advisor during the period October 21, 2010 (commencement of investment operations) through July 31, 2011.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.  John C. Foti is an “interested person” of the Trust by virtue of his controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John C. Foti P.O. Box 3126 Quartz Hill, CA 93586 Year of Birth: 1953	Trustee, President, Chief Financial Officer and Treasurer	Indefinite/June 2008 to Present	Portfolio Manager and President, Autosport Fund Advisors, Inc. (June 2008-Present); President/Owner, Capital Benefits Company (June 1995-June 2005); Registered Representative and Registered Investment Adviser Representative, National Planning Corp. (November 1999-Present)	1	None
Terry Tropila P.O. Box 3126 Quartz Hill, CA 93586 Year of Birth: 1966	Secretary	Indefinite/ September 2010 to Present

Information Technology Services Professional, Technisource/Hoag Hospital, November 2009 – present; Information Technology Services Professional, Experient Portfolio Management,  December 2008 – October 2009; Information Technology Services Professional, Nicholas Laboratories, May 2006 – November 2008

				N/A	N/A

1 The “Fund Complex” consists of the Grand Prix Investors Fund.

GRAND PRIX INVESTORS FUND

ADDITIONAL INFORMATION

JULY 31, 2011 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-453-6556, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 453-6556 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 453-6556 to request a copy of the SAI or to make shareholder inquiries.

Investment Adviser:
Autosport Fund Advisors, Inc.

304 Via Pato

San Clemente, CA 92672

Independent Registered Public Accounting Firm:
Sanville & Company

1514 Old York Road

Abington, PA 19001

Transfer Agent:
For more information, wire purchase or redemptions, call or write to

 Grand Prix Investors Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Grand Prix Investors Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 453-6556 Toll Free

This report is provided for the general information of the shareholders of the Grand Prix Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 11,000

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2011

$ 1,800

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 1,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Grand Prix Investors Trust

By /s/John C. Foti

     John C. Foti

     President

Date: October 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John C. Foti

      John C. Foti

      President and Treasurer

Date October 10, 2011